UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	May 22, 2015

American River Bankshares
(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Ranch Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 5 Pages
The Index to Exhibits is on Page 3

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 21, 2015, three proposals were submitted to a vote of shareholders through the solicitation of proxies.  The voting results are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events

Registrant issued a press release May 22, 2015 announcing the results of the 2015 American River Bankshares Annual Meeting of Shareholders.  The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Voting results for the 2015 Annual Meeting of Shareholders

99.2	Press Release dated May 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
May 22, 2015	Mitchell A. Derenzo, Chief Financial Officer
(Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Voting results for the 2015 Annual Meeting of Shareholders	4

99.2	Press release of American River Bankshares dated May 22, 2015	5